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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): March 16, 2000

                          South Street Financial Corp.
                     --------------------------------------

              (Exact name of registrant as specified in its harter)


      North Carolina                  0-21083           56-1973261
------------------------------      -----------      ------------------
(State or other jurisdiction       (Commission       (IRS Employer
  of incorporation)                  File Number)      Identification No.)





                              155 West South Street
                            Albemarle, North Carolina
                       -----------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (704) 982-9184




                                      N/A
                ------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On February 28, 2000, the Board of Directors of Home Savings Bank, SSB, elected the following Officers:

     (1)  R. Ronald Swanner, President and Chief Operating Officer

     (2)  Christopher F. Cranford, Treasurer and Chief Financial Officer

     (3)  David L. Smith, Senior Vice President

     (4)  Cris D. Turner, Senior Vice President

     (5)  Janice M. Smith, Vice President

     (6)  Robert W. Brown, Assistant Vice President

     (7)  Kim M. Allen, Assistant Secretary

     Carl M. Hill remains Chief Executive Officer and Chairman of the Board of Directors.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SOUTH STREET FINANCIAL CORP.


Date: March 16, 2000          By: /s/ R. Ronald Swanner
                                  --------------------------------
                                  R. Ronald Swanner, Secretary